SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Sep. 30, 2012	Jun. 30, 2012
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 13. SUBSEQUENT EVENTS

On November 5, 2012, the Company paid $64,500 of principal and $7,059 of accrued interest on notes payable totaling $430,000, and the maturity date of the notes was extended from November 2, 2012 to December 5, 2012. There were no other changes in the terms of the notes payable.

NOTE 14. SUBSEQUENT EVENTS

POSCO

On August 17, 2012, the Company closed on POSCAN's second tranche of investment under the SPA (the "Second Closing"), selling 62,499,938 units to POSCAN for $9,999,990, with each unit consisting of one share of common stock and a three-year warrant to purchase one share of common stock for $0.21 per share.

On the same date, the Company entered into an Additional Agreement to Stock Purchase Agreement (the "Additional Agreement") with POSCAN which, among other things, modifies certain provisions of the SPA. The Additional Agreement reduced POSCAN's purchase price per unit for the Second Closing from $0.21 per share to $0.16 per share, and reduced the exercise price of all of the warrants sold under the SPA from $0.40 per share to $0.21 per share. The Company revalued the modified warrants before and after the modification date and the increase in fair value is estimated to be $219,322 which will be recorded as a modification expense.

Pursuant to the Additional Agreement, the Company also agreed to issue to POSCAN a two-year warrant to purchase 5,000,000 shares of our common stock at an exercise price of $0.15 per share. Furthermore, the Additional Agreement provides that, subject to certain exceptions, the Company must issue additional shares of our common stock to POSCAN in the event that the Company issues or sells any such shares to third parties for a price of less than $0.16 per share at any time during the 18 months immediately following the Second Closing.

The Additional Agreement provides restrictions on our use of the proceeds from the Second Closing, and includes the Company's agreement to use its best efforts to obtain a Chilean lithium production concession and to take certain steps towards commercialization of its flagship Maricunga property.

Stock Settlement Agreements

In September 2012, the Company entered into several stock settlement agreements with certain parties to whom the Company was obligated as of June 30, 2012 ("Receivable Holders"). The Company has entered into settlement agreements with respect to an aggregate of $390,326 of obligations, and has issued an aggregate of 5,825,761 shares of the Company's common stock pursuant thereto. Each settlement agreement that the Company has entered into to date has provided for the Company to issue one share of the Company's common stock for every $0.067 of obligations released by the Receivable Holder.

The majority of the settlement agreements above were for obligations to directors and officers of the Company as of June 30, 2012.

Second Waiver Agreement

In September 2012, the Company obtained the Second Waiver Agreement from the holders of the zero-coupon convertible notes. See Note 8.

Mining Permit

In September 2012, the Company received update on its permit request for the exploitation right of Lithium from the Government of Chile. See Note 13.